IDEX SERIES FUND
                         INTERNATIONAL EQUITY PORTFOLIO

                       SUPPLEMENT DATED FEBRUARY 28, 1997
                      TO PROSPECTUS DATED FEBRUARY 1, 1997

    PLEASE READ THIS SUPPLEMENT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE.

     The following paragraph replaces the first paragraph on page 42 under the section "INVESTMENT ADVISORY AND OTHER SERVICES - INTERNATIONAL EQUITY PORTFOLIO
- PORTFOLIO MANAGERS" in its entirety:

Carol Clark serves as the Scottish Equitable Portfolio Manager for the International Equity Portfolio. Ms. Clark is the Manager of Scottish Equitable's Asset Allocation group and has served both as a Portfolio Manager and Investment Analyst. Ms. Clark joined Scottish Equitable in 1983 directly from Glasgow
University where she earned a MA (Honors) in Political Economy; and she also holds the Securities Industry Diploma.